UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ImmunityBio, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

IMMUNITYBIO, INC.

2023 Annual Meeting
Vote by June 12, 2023
11:59 PM Eastern Time

ImmunityBio™

IMMUNITYBIO, INC.
3530 JOHN HOPKINS COURT
SAN DIEGO, CA 92121

V08458-P92603

You invested in IMMUNITYBIO, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 13, 2023
9:30 A.M., Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/IBRX2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Patrick Soon-Shiong, M.D.	For
1b.	Cheryl L. Cohen	For
1c.	Richard Adcock	For
1d.	Michael D. Blaszyk	For
1e.	John Owen Brennan	For
1f.	Wesley Clark	For
1g.	Linda Maxwell, M.D.	For
1h.	Christobel Selecky	For
1i.	Barry J. Simon, M.D.	For
2.	To ratify the selection of Ernst & Young LLP as ImmunityBio's independent registered public accounting firm for the fiscal year ending December 31, 2023.	For
3.	To transact other business that may properly come before the Annual Meeting.	

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V08459-P92603